UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Capital One Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CAPITAL ONE FINANCIAL CORPORATION 2023 Annual Stockholder Meeting Vote by May 3, 2023 11:59 PM ET. For shares held in a Plan, vote by May 1, 2023 11:59 PM ET. CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. MCLEAN, VA 22102-3491 D98707-P80670-Z83549 You invested in CAPITAL ONE FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Stockholder Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2023. Get informed before you vote View the Proxy Statement and Annual Report to Stockholders/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 4, 2023 10:00 a.m. Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the items being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Richard D. Fairbank For 1b. Ime Archibong For 1c. Christine Detrick For 1d. Ann Fritz Hackett For 1e. Peter Thomas Killalea For 1f. Cornelis “Eli” Leenaars For 1g. François Locoh-Donou For 1h. Peter E. Raskind For 1i. Eileen Serra For 1j. Mayo A. Shattuck III For 1k. Bradford H. Warner For 1l. Craig Anthony Williams For 2. Approval of amendments to Capital One Financial Corporation’s Restated Certificate of Incorporation to remove remaining supermajority voting requirements and references to Signet Banking Corporation. For 3. Advisory vote on frequency of holding an advisory vote to approve our Named Executive Officer compensation 1 Year (“Say When On Pay”). 4. Advisory vote on our Named Executive Officer compensation (“Say on Pay”). For 5. Approval and adoption of the Capital One Financial Corporation Seventh Amended and Restated 2004 Stock Incentive For Plan. 6. Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm of Capital One for 2023. For 7. Stockholder proposal requesting a simple majority vote. Against 8. Stockholder proposal requesting a report on Board oversight of risks related to discrimination. Against 9. Stockholder proposal requesting a Board skills and diversity matrix. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email inste Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.ad? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D98708-P80670-Z83549

YOUR VOTE MATTERS To express our appreciation for your participation, Capital One will donate $1 to EveryoneOn on behalf of every stockholder account that received hard copy materials and votes. We’ve made it easy, so take two minutes right now – on any device you prefer Go to: Proxyvote.com SAMPLE-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23